LADISH CO., INC.

SECOND AMENDMENT

DATED AS OF SEPTEMBER 2, 2008

TO

Note Purchase Agreements dated as of July 20, 2001

Re: 6.14% Senior Notes, Series B, due May 16, 2016

6.41% Senior Notes, Series C, due September 2, 2015

TABLE OF CONTENTS

(Not a part of this Second Amendment)

SCHEDULE I	--	Name of Holders and Principal Amount of Series B Notes and Series C Notes

EXHIBIT A	--	Form of Opinion of Special Counsel for the Company

-i-

Dated as of
September 2, 2008

To each of the holders
listed in Schedule I to
this Second Amendment

Ladies and Gentlemen:

        Reference is made to the separate Note Purchase Agreements, each dated as of July 20, 2001, as amended by a First Amendment thereto dated as of May 15, 2006, and as supplemented by a Series B Terms Agreement dated as of May 16, 2006, and as further supplemented by a Series C Terms Agreement dated as of September 2, 2008 (the “Note Purchase Agreements”), by and between Ladish Co., Inc., a Wisconsin corporation (the “Company”), and each of the purchasers of the $40,000,000 aggregate principal amount of 6.14% Senior Notes, Series B, due May 16, 2016 (the “Series B Notes”) and each of the purchasers of the $50,000,000 aggregate principal amount of 6.41% Senior Notes, Series C, due September 2, 2015 (the “Series C Notes,” and together with the Series B Notes, the “Notes”) of the Company issued pursuant thereto. Capitalized terms used in this Second Amendment (this “Second Amendment”) without definition shall have the meanings given such terms in the Note Purchase Agreements.

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of certain provisions of the Notes and the Note Purchase Agreements as hereinafter provided.

        Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from each of the holders of Notes, this Second Amendment shall be effective, but only in the respects hereinafter set forth:

SECTION 1.     AMENDMENTS TO NOTE PURCHASE AGREEMENTS.

        Section 1.1.     The Note Purchase Agreements are hereby amended as of the date hereof by adding the following Section 8.7 immediately following Section 8.6 appearing in the Note Purchase Agreements:

“Section 8.7. Change in Control. (a) Notice of Change in Control. The Company will within ten (10) days after any Change in Control, give written notice of such Change in Control to each holder of Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer by the Company to prepay the Notes as described in Section 8.7(c) hereof and shall be accompanied by the certificate described in Section 8.7(g).

Ladish Co., Inc.	Second Amendment

    (b)        Conditions to Company’s Action. The Company will not take any action that consummates or finalizes a Change in Control unless at least fifteen (15) days prior to such action the Company shall have given to each holder of Notes written notice containing and constituting an offer to prepay such Notes as described in Section 8.7(c), accompanied by the certificate described in Section 8.7(g).

    (c)        Offer to Prepay Notes. The offer to prepay the Notes contemplated by paragraphs (a) and (b) of this Section 8.7 shall be an offer to prepay by the Company, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on the date specified in such offer (the “Proposed Prepayment Date”) which shall be the first Business Day occurring concurrently with or subsequent to the effective date of the Change in Control which is at least 15 days after the date of the notice of prepayment.

    (d)        Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least five (5) Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

    (e)        Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of the Notes together with accrued and unpaid interest thereon. The prepayment shall be made on the Proposed Prepayment Date except as provided in Section 8.7(f). The obligation of the Company to prepay the Notes pursuant to the offer required by paragraph (c) and accepted in accordance with paragraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made.

    (f)        Deferral Pending Change in Control. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.7(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.7.

Ladish Co., Inc.	Second Amendment

    (g)        Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid (which shall be 100% of the principal amount thereof); (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of Section 8.7(a) or (b) have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

    (h)        Change in Control Definition. “Change in Control” shall be deemed to have occurred if any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act):

    (i)        become the “beneficial owners” (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the voting stock or membership or other equity interests of the Company, or

    (ii)        acquire after the date of the Closing the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Company, through beneficial ownership of the capital stock of the Company or otherwise.

    (i)        Calculations. All calculations contemplated in this Section 8.7 involving the capital stock or other equity interest of any Person shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock or other equity interest of such Person were exercised at such time.”

Ladish Co., Inc.	Second Amendment

        Section 1.2.     Section 10.3 of the Note Purchase Agreements is hereby amended as of the date hereof as follows:

    (a)        Paragraph (d) of Section 10.3 is hereby amended by adding the following phrase at the end thereof immediately before the second semi-colon: “and which is not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property”.

(b) A new paragraph is hereby added to the end of Section 10.3 as follows:

“The Company will not, and will not permit any of its Subsidiaries to, use their capability under paragraph (j) above to secure any amounts owed or outstanding under the Credit Agreement or any other principal banking facility unless the Notes are also concurrently equally and ratably secured pursuant to documentation satisfactory to the Required Holders.”

        Section 1.3.     A new Section 10.9 is hereby added to the Note Purchase Agreements as of the date hereof as follows:

    “Section 10.9.       Funded Debt to Consolidated Cash Flow. The Company will not, at the end of any fiscal quarter, permit the ratio of Funded Debt determined at such time to Consolidated Cash Flow determined for the four consecutive fiscal quarters then ended, to exceed 4.00:1.00.”

        Section 1.4.     The definition of “Consolidated Cash Flow” set forth on Schedule B to the Note Purchase Agreements is hereby amended and restated in its entirety as of the date hereof as follows:

    “ “Consolidated Cash Flow” means, in respect of any four consecutive fiscal quarter period, the sum of (a) Consolidated Net Income for such period plus (but only to the extent deducted in the determination of Consolidated Net Income), (b) the amount of all depreciation and amortization expenses for the period, (c) Consolidated Interest Expense for the period, and (d) income taxes incurred during such period. With respect to Section 10.6 and Section 10.9, to the extent that any Indebtedness is incurred in connection with the acquisition of a Person by the Company or a Subsidiary during such period, which entity becomes a Subsidiary or operating division of the Company or an existing Subsidiary, “Consolidated Cash Flow” shall thereafter be determined on a pro forma basis as if such acquisition had been completed on the first day of such period; provided that if during such period that such an acquisition occurs, there also occurs a disposition of a Subsidiary or of an operating division of the Company or any Subsidiary, then “Consolidated Cash Flow” shall thereafter be determined on a pro forma basis as if such disposition had been completed on the first day of such period.”

Ladish Co., Inc.	Second Amendment

        Section 1.5.     Schedule B of the Note Purchase Agreements is hereby amended as of the date hereof by adding the defined term “Credit Agreement” thereto in proper alphabetical order, as follows:

“ “Credit Agreement” means the Amended and Restated Credit Agreement, dated as of April 14, 2000, among the Company, the lenders named therein and U.S. Bank National Association, as agent, as amended, modified, refinanced or replaced from time to time.”

SECTION 2.     CONDITIONS PRECEDENT.

        This Second Amendment shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied:

(a) Each holder shall have received this Second Amendment, duly executed by the Company.

(b) Each holder of Notes shall have consented to this Second Amendment as evidenced by their execution thereof.

(c) The representations and warranties of the Company set forth in Section 3 hereof shall be true and correct as of the date of the execution and delivery of this Second Amendment.

    (d)        Any consents or approvals from any holder or holders of any outstanding security or indebtedness of the Company and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the holders and their special counsel.

    (e)        All corporate and other proceedings in connection with the transactions contemplated by this Second Amendment and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

(f) Each holder shall have received such certificates of officers of the Company as it may reasonably request with respect to this Second Amendment and the transactions contemplated hereby.

    (g)        Each holder shall have received opinions in form and substance satisfactory to them, dated the date of this Second Amendment, from Foley & Lardner LLP, special counsel for the Company, covering the matters set forth in Exhibit A, and covering such other matters incident to the transactions contemplated hereby as the holders or their counsel may reasonably request.

Ladish Co., Inc.	Second Amendment

    (h)        The Company shall have paid the fees and disbursements of the holders’ special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this Second Amendment and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this Second Amendment.

SECTION 3.     REPRESENTATIONS AND WARRANTIES.

        The Company hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this Second Amendment:

(a) The Company is duly incorporated, validly existing and in active status under the laws of its jurisdiction of incorporation.

    (b)        This Second Amendment, the Note Purchase Agreements, as amended hereby, and the transactions contemplated hereby are within the corporate power of the Company, have been duly authorized by all necessary corporate action on the part of the Company, and this Second Amendment and the Note Purchase Agreements, as amended hereby, have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

(c) Immediately prior to and after giving effect to this Second Amendment, there are no Defaults or Events of Default under the Note Purchase Agreements, as amended hereby.

    (d)        The execution, delivery and performance of this Second Amendment and the Note Purchase Agreements, as amended hereby, by the Company does not and will not result in a violation of or default under (i) the articles of incorporation or bylaws of the Company, (ii) any agreement to which the Company is a party or by which it is bound or to which the Company or any of its properties is subject, (iii) any order, writ, injunction or decree binding on the Company, or (iv) any statute, regulation, rule or other law applicable to the Company.

    (e)        No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Second Amendment and the Note Purchase Agreements, as amended hereby.

    (f)        The Company has not paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in connection with the obtaining of any consents or approvals of any Person in connection with the transactions contemplated hereby.

Ladish Co., Inc.	Second Amendment

    (g)        Other than this Second Amendment and the amendments and supplements identified in the Preamble to this Second Amendment, there are no other amendments, modifications, supplements or waivers to the Note Purchase Agreements or the Notes.

SECTION 4.     MISCELLANEOUS.

        Section 4.1.     Except as amended herein, all terms and provisions of the Note Purchase Agreements, the Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

        Section 4.2.     Each reference in the Note Purchase Agreements to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Note Purchase Agreements or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Purchase Agreement, as amended hereby.

        Section 4.3.     This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.

        Section 4.4.     This Second Amendment and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder and all holders of additional Series of Notes. All representations, warranties and covenants made by the Company herein shall survive the closing and the delivery of this Second Amendment.

        Section 4.5.     This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Second Amendment. Delivery of an executed counterpart of this Second Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

[Signature Page Follows]

Ladish Co., Inc.	Second Amendment

        The execution hereof by the holders shall constitute a contract among the Company and the holders for the uses and purposes hereinabove set forth.

LADISH CO., INC.
By: /s/ Wayne E. Larsen
Name: Wayne E. Larsen
Title: Vice President

[Signature page to Second Amendment]

Ladish Co., Inc.	Second Amendment

        This foregoing Second Amendment is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

Accepted as of the date first written above.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By: /s/ /s/ Brian Roelke
Name: Brian Roelke
Title: Director

[Signature page to Second Amendment]

Ladish Co., Inc.	Second Amendment

Accepted as of the date first written above.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
By: /s/
Name:
Title:
By: /s/
Name:
Title:

[Signature page to Second Amendment]

Ladish Co., Inc.	Second Amendment

Accepted as of the date first written above.

LONDON LIFE INSURANCE COMPANY
By: /s/ B.R. Allison
Name: B.R. Allison
Title: Authorized Signatory
By: /s/ D.B.E. Ayers
Name: D.B.E. Ayers
Title: Authorized Signatory

[Signature page to Second Amendment]

Ladish Co., Inc.	Second Amendment
THRIVENT FINANCIAL FOR LUTHERANS
By: /s/ Alan D. Onstad
Name: Alan D. Onstad
Title: Senior Director

[Signature page to Second Amendment]

Ladish Co., Inc.	Second Amendment
THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA
By: /s/
Vice President
PRUCO LIFE INSURANCE COMPANY
By: /s/
Vice President
UNITED OF OMAHA LIFE INSURANCE
COMPANY
By: Prudential Private Placement Investors,
L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc.
(as its General Partner)
By: /s/
Vice President

[Signature page to Second Amendment]

NAME OF HOLDER	OUTSTANDING PRINCIPAL AMOUNT OF SERIES B NOTES HELD AS OF SEPTEMBER 2, 2008
London Life Insurance Company	$ 7,500,000

Teachers Assurance and Annuity Association of America	$25,000,000

First Great-West Life & Annuity Insurance Company	$ 7,500,000

TOTAL	$40,000,000

NAME OF HOLDER	OUTSTANDING PRINCIPAL AMOUNT OF SERIES C NOTES HELD AS OF SEPTEMBER 2, 2008
Swanbird & Co (as nominee for Thrivent Financial for
Lutherans)	$23,000,000

The Prudential Insurance Company of America	$15,250,000

Pruco Life Insurance Company	$ 5,000,000

United of Omaha Life Insurance Company	$ 6,750,000

TOTAL	$50,000,000

SCHEDULE I
(to Second Amendment)

DESCRIPTION OF OPINION OF SPECIAL COUNSELTO
THE COMPANY

        The opinion of Foley & Lardner LLP, special counsel for the Company, which is called for by Section 2(g) of the Second Amendment, shall be dated the date of the Second Amendment and addressed to the holders, shall be satisfactory in scope and form to the holders and shall be to the effect that:

    1.        The Company is a corporation, validly existing and in active status under the laws of the State of Wisconsin, has the corporate power and the corporate authority to execute, deliver and perform the Second Amendment.

    2.        The Second Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

    3.        The execution, delivery and performance by the Company of the Second Amendment does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to (a) the provisions of the Articles of Incorporation or Bylaws of the Company, (b) any agreement or other instrument known to us to which the Company is a party or by which the Company may be bound, (c) any Wisconsin or federal law, statute or regulation or (d) any order, judgment, decree or ruling known to us of any court, arbitrator or Governmental Authority applicable to the Company.

    4.        To the best of our knowledge, except as described in Part 1, Item 3 of the Company’s Form 10K filed February 22, 2008, there are no proceedings pending or threatened against or affecting the Company in any court or before any Governmental Authority which, if adversely determined, could reasonably be expected individually or in the aggregate to have a Material Adverse Effect on the Company’s ability to perform its obligations under the Second Amendment or the validity or enforceability of the Second Amendment.

    5.        There are no Wisconsin or United States Federal governmental or regulatory consents, approvals, authorizations, filings or registrations required by the Company in connection with the execution, delivery and performance of the Second Amendment.

EXHIBIT A
(to Second Amendment)

        The opinion of the Foley & Lardner LLP shall cover such other matters relating to the Second Amendment as the holders may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

A-2